UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 10, 2016

Ciner Resources LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia	30328
(Address of principal executive office)	(Zip Code)

(770) 375-2300
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the following information and the exhibits referenced herein are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On February 10, 2016, Ciner Resources LP (the “Partnership”) announced via a press release its financial results for the fourth quarter and fiscal year ended December 31, 2015. A copy of that press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, on Thursday, February 11, 2016, the Partnership will hold a conference call for analyst and media to discuss results for the fourth quarter and fiscal year ended December 31, 2015. The conference call will be made available via a simultaneous webcast live on the Partnership's website at www.cinerresources.com.

Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description
99.1	Press Release, dated February 10, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINER RESOURCES LP

By:	Ciner Resource Partners LLC,
its General Partner

By:	/s/ Nicole C. Daniel
Nicole C. Daniel
Vice President, General Counsel and Secretary

Date: February 10, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated February 10, 2016